SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 25, 2007

                          VARIAN MEDICAL SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

             Delaware                   1-7598              94-2359345
   (State or Other Jurisdiction    (Commission File       (IRS Employer
         of Incorporation)              Number)        Identification No.)

      3100 Hansen Way, Palo Alto, CA                         94304-1030
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

      On April 25, 2007, Varian Medical Systems, Inc. announced that: "Varian Medical Systems Reports Results for Second Quarter of Fiscal Year 2007." A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events

      On April 25, 2007, Varian Medical Systems, Inc. issued a press release regarding its agreement to acquire Bio-Imaging Research, Inc. A copy of the press release is attached as Exhibit 99.2 and incorporated by reference into this item.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1 Press Release dated April 25, 2007 entitled "Varian Medical Systems Reports Results for Second Quarter of Fiscal Year 2007."

            99.2 Press release dated April 25, 2007 entitled "Varian Medical Systems Signs Agreement to Acquire Bio-Imaging Research; Acquisition to Strengthen Varian's Security and Inspection Product Offering."


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Varian Medical Systems, Inc.


                                        By: /s/ JOHN W. KUO
                                            ------------------------------------
                                        Name: John W. Kuo
                                        Title: Corporate Vice President, General
                                               Counsel and Secretary

Dated:  April 25, 2007


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                                  EXHIBIT INDEX

Number                                   Exhibit
------   -----------------------------------------------------------------------
 99.1 Press Release dated April 25, 2007 entitled "Varian Medical Systems Reports Results for Second Quarter of Fiscal Year 2007."

 99.2 Press release dated April 25, 2007 entitled "Varian Medical Systems Signs Agreement to Acquire Bio-Imaging Research; Acquisition to Strengthen Varian's Security and Inspection Product Offering."